UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2005 (April 7, 2005)

HARKEN ENERGY CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	1-10262	95-2841597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 State Street, Suite 200 Southlake, Texas	76092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 424-2424

Former Name or Former Address, if Changed Since Last Report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 7, 2005, Harken Energy Corporation’s (the “Company”) 85% owned subsidiary, Global Energy Development PLC (“Global”), officially executed an Exploration and Production Contract (the “Contract”) with Perupetro S.A., the national oil and gas company for the country of Peru (“Perupetro”), covering an area of approximately 1,255,000 acres designated as Block 95 located in the Marañon Basin of Northeastern Peru (“Block 95”).

There are no material relationships between the Company or its affiliates and the Perupetro other than in respect of the material definitive agreement described herein.

A full description of the terms and conditions is set forth in the English translation of the Contract which is filed as an exhibit with this Current Report and is incorporated herein by reference.

The Contract term is approximately 7 years for the exploration phase and 23 years for the exploitation phase.

The Contract assigns Global exploration and production rights to the Block 95 area. Global will be required to pay to the government of Peru a royalty that, pursuant to Peruvian law shall initially be set at 5% and that may increase in the future depending on production levels.

The Contract requires Global during Phase 1 to complete within 12 months from the effective date of the Contract, environmental impact studies and plans for the drilling of a well in the Bretaña field located in Block 95. If Global elects to enter Phase 2 of the Contract, Global must acquire approximately 4800 square kilometres of micro-magnetic geophysical data in and around the Bretaña field and elsewhere throughout Block 95. Phase 2 has a time period of 12 months. Should Global elect to enter Phase 3 it will be required to drill one exploratory well within 24 months. Phase 4 of the exploration period has a duration of 12 months and requires the acquisition of 75 square kilometres of 3 dimensional seismic while Phases 5 and 6 both have a duration of 12 months and require the drilling of one exploratory well per Phase. Global has the option to proceed or terminate the Contract after completing each of the 6 Phases.

The rights and obligations of Global are more fully set forth in Exhibit 10.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
10.1	Block 95 Exploration and Production Contract (English Translation)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harken Energy Corporation
(Registrant)

Date: April 12, 2005	By:	/s/ ELMER A. JOHNSTON
Elmer A. Johnston
Vice President, Secretary and General Counsel

List of Exhibits

Exhibit Number	Description
10.1	Block 95 Exploration and Production Contract (English Translation)